Fixed assets, net	6 Months Ended
Jun. 30, 2015
Fixed Assets, Net
Fixed Assets, Net

4Fixed assets, net

Fixed assets consist of vessels. Vessels’ cost, accumulated depreciation and changes thereto were as follows (in thousands):

	Vessel Cost	Accumulated Depreciation	Net Book Value
As of January 1, 2014	$4,450,719	$(608,102)	$3,842,617
Additions	39,165	(137,061)	(97,896)
Disposals	(120,376)	75,769	(44,607)
Impairment Loss	(75,776)	—	(75,776)

As of December 31, 2014	4,293,732	(669,394)	3,624,338
Additions	538	(65,341)	(64,803)

As of June 30, 2015	$4,294,270	$(734,735)	$3,559,535

During the year ended December 31, 2014, the Company recorded an impairment loss of $75.8 million in relation to eight of its older vessels.  Fair value of each vessel was determined by management with the assistance from valuations obtained by third party independent shipbrokers.

The residual value (estimated scrap value at the end of the vessels’ useful lives) of the fleet was estimated at $386.4 million as of June 30, 2015 and as of December 31, 2014. The Company has calculated the residual value of the vessels taking into consideration the 10 year average and the 5 year average of the scrap. The Company has applied uniformly the scrap value of $300 per ton for all vessels. The Company believes that $300 per ton is a reasonable estimate of future scrap prices, taking into consideration the cyclicality of the nature of future demand for scrap steel. Although the Company believes that the assumptions used to determine the scrap rate are reasonable and appropriate, such assumptions are highly subjective, in part, because of the cyclical nature of future demand for scrap steel.